UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

(Exact name of registrant as specified in its charter)

Florida	000-1415277	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
(b)	Pro Forma Financial Information.

On February 6, 2008, 1st United Bancorp, Inc. (“Registrant”) completed the acquisition, effective February 29, 2008, of Equitable Financial Group, Inc., a Florida corporation (“EFGI”), and its wholly owned subsidiary, Equitable Bank, a Florida chartered commercial bank (“Equitable Bank”) pursuant to the Agreement and Plan of Merger (the “Agreement”), dated October 1, 2007, and amended on December 19, 2007. This amendment to the Registrant’s Current Report on Form 8-K, filed on February 6, 2008, is being filed to provide the financial statements required by Item 9.01(a) of Form 8-K (which financial statements are filed as Exhibit 99.1 to this Report and are incorporated herein by reference) and the pro forma financial information required by Item 9.01(b) of Form 8-K (which financial information is filed as Exhibit 99.2 to this Report and is incorporated herein by reference).

(d)	Exhibits.

Item No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Equitable Financial Group, Inc. Financial Statements (Audited) as of and for the year ended December 31, 2007.

99.2	Unaudited pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.
Date:	March 11, 2008	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Equitable Financial Group, Inc. Financial Statements (Audited) as of and for the year ended December 31, 2007.
99.2	Unaudited pro forma financial information.